UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 31, 2014, Western Union Financial Services, Inc. (“WUFSI”), a subsidiary of The Western Union Company (the “Company”), agreed to amend the Settlement Agreement (the “Settlement Agreement”) entered into on February 11, 2010, with the State of Arizona (the “State”). Such amendments (the “Amendments”) were subsequently approved by the Superior Court of the State of Arizona In and For the County of Maricopa that same day.
The Amendments extend the term of the Settlement Agreement until December 31, 2017, and impose obligations on the Company and WUFSI in connection with WUFSI’s anti-money laundering compliance programs and cooperation with law enforcement. In particular, the Amendments require WUFSI to continue implementing the primary and secondary recommendations made by the monitor (the “Monitor”) appointed pursuant to the Settlement Agreement related to WUFSI’s anti-money laundering compliance program, and include, among other things, timeframes for implementing such primary and secondary recommendations. Under the Amendments, the Monitor may make additional primary recommendations until January 1, 2015, and additional secondary recommendations until January 31, 2017. After these dates, the Monitor may only make additional primary or secondary recommendations, as applicable, that meet certain requirements as set forth in the Amendments. Primary recommendations may also be re-classified as secondary recommendations.
The Amendments provide that if WUFSI is unable to implement an effective anti-money laundering compliance program along the U.S. and Mexico border, as determined by the Monitor and subject to limited judicial review, within the timeframes to implement the Monitor’s primary recommendations, the State may, within 180 days after the Monitor delivers its final report on the primary recommendations on December 31, 2016, and subsequent to any judicial review of the Monitor’s findings, elect one, and only one, of the following remedies:

(i)	assert a willful and material breach of the Settlement Agreement and pursue remedies under the Settlement Agreement, which could include initiating civil or criminal actions; or

(ii)
require WUFSI to pay (a) $50 million plus (b) $1 million per primary recommendation or group of primary recommendations that WUFSI fails to implement successfully. There are currently an aggregate of 73 primary recommendations and groups of primary recommendations.

If the Monitor concludes that WUFSI has implemented an effective anti-money laundering compliance program along the U.S. and Mexico border within the timeframes to implement the Monitor’s primary recommendations, the State cannot pursue either of the remedies above, except that the State may require WUFSI to pay $1 million per primary recommendation or group of primary recommendations that WUFSI fails to implement successfully.
If, at the conclusion of the timeframe to implement the secondary recommendations, the Monitor concludes that WUFSI has not implemented an effective anti-money laundering compliance program along the U.S. and Mexico border, the State cannot assert a willful and material breach of the Settlement Agreement but may require WUFSI to pay an additional $25 million. Additionally, if the Monitor determines that WUFSI has implemented an effective anti-money laundering compliance program along the U.S. and Mexico border but has not implemented some of the Monitor’s secondary recommendations or groups of secondary recommendations that were originally classified as primary recommendations or groups of primary recommendations on the date of the Amendments, the State may require WUFSI to pay $500,000 per such secondary recommendation or group of recommendations. There is no monetary penalty associated with secondary recommendations that are classified as such on the date of the Amendments or any new secondary recommendations that the Monitor makes after the date of the Amendments.
The Amendments also require WUFSI to make a one-time payment of $250,000 and thereafter $150,000 per month for five years to fund the activities and expenses of a money transfer transaction data analysis center formed by WUFSI and a Financial Crimes Task Force comprised of federal and state and local law enforcement representatives, including those from the State. In addition, the Amendments require WUFSI to continue funding the Monitor’s reasonable expenses in $500,000 increments as requested by the Monitor.
The changes in WUFSI’s anti-money laundering program required by the Settlement Agreement, including the Amendments, and the Monitor’s recommendations have had, and will continue to have, adverse effects on the Company’s business, including additional costs. Additionally, if WUFSI is not able to implement a successful anti-money laundering compliance program along the U.S. and Mexico border or timely implement a substantial portion of the Monitor’s primary recommendations, each as determined by the Monitor, pursuit by the State of remedies under the Settlement Agreement, including the Amendments, could have a material adverse effect on the Company’s business, financial condition or results of operations.
The foregoing summary of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendments, which are filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference into this Item 1.01.
Item 7.01. Regulation FD Disclosure.
In connection with the Amendments the Company and the State issued a joint press release on February 3, 2014 which is attached hereto as Exhibit 99.1. The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Settlement Agreement Amendment issued January 31, 2014 by The Honorable Warren Granville, Maricopa County Superior Court Judge.

99.1	Joint Press Release issued February 3, 2014 by the State of Arizona and The Western Union Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: February 3, 2014	By:	/s/ Darren A. Dragovich
	Name: Title:	Darren A. Dragovich Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Settlement Agreement Amendment issued January 31, 2014 by The Honorable Warren Granville, Maricopa County Superior Court Judge.

99.1	Joint Press Release issued February 3, 2014 by the State of Arizona and The Western Union Company